- -------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)  May 3, 1996
                                                 (May 3, 1996)



                          BOATMEN'S BANCSHARES, INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

         Missouri                    1-3750             43-0672260
- ----------------------------    ----------------    -------------------
(State or other jurisdiction    (Commission File    (IRS Employer
 of incorporation)                  Number)          Identification No.)


One Boatmen's Plaza, 800 Market Street, St. Louis, Missouri      63101
- -----------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  314-466-6000
                                                    --------------

- -------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS
- --------------------

      As previously reported by Boatmen's Bancshares, Inc. (the "Corporation") on its Current Report on Form 8-K, dated February 2, 1996, the Corporation completed its acquisition of Fourth Financial Corporation, a Kansas corporation ("Fourth Financial") on January 31, 1996, by means of the merger (the "Merger") of Fourth Financial with and into a wholly-owned subsidiary of the Corporation. Under terms of the Merger, (i) each issued and outstanding share of common stock, par value $5 per share, of Fourth Financial was converted into one share of common stock, par value $1 per share, of the Corporation (approximately 28.5 million shares in the aggregate), and (ii) each issued and outstanding Depositary Share of Fourth Financial, representing a 1/16 interest in a share of Class A 7% Cumulative Convertible Preferred Stock of Fourth Financial, was converted into one Depositary Share of the Corporation, representing a 1/16 interest in a share of 7% Cumulative Convertible Preferred Stock, Series A, of the Corporation (approximately 3.96 million Depositary Shares in the aggregate). No shares of Fourth Financial common stock were owned by the Corporation prior to the Merger. The Merger was accounted for as a "pooling of interests" for accounting and financial reporting purposes.
      Subsequent to this acquisition, the Corporation anticipates filing a registration statement on Form S-4 related to its pending acquisition of Canadian Bancshares, Inc. ("Canadian"). Upon consummation of the acquisition, Canadian, with assets of approximately $40 million, will be merged into the Corporation's Amarillo subsidiary.
      In accordance with Item 10. of Form S-4, the Corporation has submitted herewith under Item 7. of this form 8-K, restated supplemental consolidated financial statements, giving retroactive effect to the January 31, 1996 acquisition of Fourth Financial, as if Fourth Financial had been combined with the Corporation for all the periods presented. The supplemental consolidated financial statements will become, in all material respects, the historical financial statements of the Corporation.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
- -----------------------------------------

(b)  Pro Forma Financial Information
     -------------------------------

     Audited Supplemental Consolidated Financial Statements of Boatmen's
     ------------------------------------------------------------------
     The following financial statements of Fourth Financial are submitted herewith:

     1.       Report of Independent Auditors.
     2.       Consolidated Balance Sheets as of December 31, 1995 and 1994.
     3. Consolidated Statements of Income for the Years Ended December 31, 1995, 1994 and 1993.
     4. Consolidated Statements of Changes in Stockholders' Equity for the Years Ended December 31, 1995, 1994 and 1993.
     5. Consolidated Statements of Cash Flows for the Years Ended December 31, 1995, 1994 and 1993.
     6.       Notes to Consolidated Financial Statements.

(c)  Exhibits
     --------

     The following exhibits are included with this Report:

        Exhibit 27  Boatmen's Bancshares, Inc. supplemental
                    Financial Data Schedule for the period
                    Ended December 31, 1995.

        Exhibit 99  Audited Supplemental Consolidated Financial
                    Statements of Boatmen's Bancshares, Inc.




                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  BOATMEN'S BANCSHARES, INC.
                                  --------------------------
                                        (Registrant)


                                  By   /s/  JAMES W. KIENKER
                                     ---------------------------
                                     James W. Kienker
                                     Executive Vice President and
                                     Chief Financial Officer

Dated:    May 3 1996